Discontinued Operations	12 Months Ended
May 01, 2011
Discontinued Operations
Discontinued Operations
Note 4.	Discontinued Operations

As described in Note 1, on October 6, 2008 Del Monte completed the divestiture of the StarKist Seafood Business. As a result of the sale, the Company recognized a gain of $42.6 million, included in income from discontinued operations, and taxes of $12.8 million included in provision for income taxes from discontinued operations. At the time of sale, Del Monte entered into a two-year Operating Services Agreement (which was completed in September 2010) pursuant to which the Company provided operational services to Starkist Co. such as warehousing, distribution, transportation, sales, information technology and administration. Del Monte concluded that the continuing cash flows related to the Operating Services Agreement were not direct cash flows because such cash flows were not significant to the StarKist Seafood Business; accordingly, the operating results of the StarKist Seafood Business are appropriately reported as discontinued operations.

Star-Kist Samoa, Inc., which merged with and into Acquisition Sub in connection with the sale of the StarKist Seafood Business as described in Note 1, was party to a 10-year supply agreement with Tri-Marine International, Inc. ("Tri-Marine") to purchase annual quantities of raw tuna from various vessels owned by or contracted to Tri-Marine. Total purchases by the Company under this agreement were approximately $72.8 million for fiscal 2009 (for the period prior to the sale).

Additionally, in connection with the sale of the StarKist Seafood Business, DMC entered into a Bifurcation and Partial Assignment and Assumption Agreement with Impress Group, B.V. ("Impress") and Starkist Co. to bifurcate and assign to Starkist Co. specified rights and obligations under the Amended and Restated Supply Agreement between Impress and DMC dated as of January 23, 2008 (the "Supply Agreement"). Total purchases by the Company under the bifurcated and assigned portion of the Supply Agreement (including under its predecessor agreement) were approximately $22.7 million for fiscal 2009 (for the period prior to the sale).

Net sales from discontinued operations were $0.0 million, $0.0 million, $2.0 million and $283.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2011 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. Net sales from discontinued operations for fiscal 2010 were primarily related to changes in estimates as the Company performed the wind-down of the StarKist Seafood Business.

In October 2008, the Company applied $305.0 million from the divestiture of the StarKist Seafood Business toward the reduction of term loans. The interest expense allocated to discontinued operations represents the portion of total interest expense related to the debt repaid.